UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) - January 9, 2019

IEC ELECTRONICS CORP.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-34376	13-3458955
(Commission File Number)	(IRS Employer Identification No.)

105 Norton Street, Newark, New York 14513
(Address of principal executive offices)(Zip code )

(315) 331-7742
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1	Registrant's Business and Operations
Item 1.01	Entry into a Material Definitive Agreement

Effective as of January 9, 2019, IEC Electronics Corp. (the “Company”) and Manufacturers and Traders Trust Company (“M&T Bank”) entered into the Seventh Amendment to Fifth Amended and Restated Credit Facility Agreement (the “Seventh Amendment”), that amended the Fifth Amended and Restated Credit Facility Agreement dated as of December 14, 2015 between M&T Bank and the Company, as previously amended (collectively, the “Credit Agreement”). The Seventh Amendment increased the Company’s revolving credit commitment to $27,000,000 and added a monthly information requirement for backlog conversion ratio metrics. In addition, the Seventh Amendment modified the definition of (i) “Borrowing Base” to increase the amount of certain availability limits contained within the definition, and (ii) “Unfinanced Capital Expenditures” (which is a deduction from EBITDAS for purposes of calculating the Fixed Charge Coverage Ratio under the Credit Agreement) to include capital expenditures to the extent financed with proceeds received in cash with grants from any governmental authority. The Seventh Amendment also modified the trigger event that would provide M&T Bank with dominion over certain of the Company’s accounts with respect to the maintenance of the cash management system such that it will be based upon Unused Availability (as defined in the Credit Agreement) under the revolving credit line falling below 12.5% of the revolving credit commitment.

Terms used herein and otherwise undefined have the meanings given them in the Seventh Amendment. The foregoing summary of the Seventh Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Seventh Amendment intended to be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended December 28, 2018.

Section 2	Financial Information
Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IEC Electronics Corp.
(Registrant)

Date:	January 11, 2019	By:	/s/ Thomas L. Barbato
Thomas L. Barbato
Senior Vice President and Chief Financial Officer